                                                                   Exhibit 10.37

                                                                [IBM LOGO]
                                                             5600 Cottle Road
                                                         San Jose, CA 95193 0001

January 1, 2003

Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA  95110

Attention: Mr. Michael Harrison

Subject: Amendment 9 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68

Dear Michael:

This letter (the "Amendment") serves as Amendment Number 9 to SOW#1, including all amendments thereto ("SOW#1") of the Goods Agreement ROC-P-68, including all amendments thereto (the "Goods Agreement") which the parties hereto do mutually agree to amend as follows:

1. Delete pricing table in its entirety in Section 2.1, "Pricing" and replace with the following:

IBM P/N / NUMA-Q
      P/N           BROCADE P/N           DESCRIPTION                 UNIT PRICE
----------------    -----------     -------------------------------   ----------
      [*]               [*]         8-Port Fibre Channel                 [*]
                                    Switch Single Power
                                    Supply (SW2400)
                                    Includes SES, Web
                                    tools, Zoning and
                                    Fabric Watch - whole
                                    unit switch Product
----------------    -----------     -------------------------------   ----------
      [*]               [*]         16 Port Fibre Channel                [*]
                                    Switch Single Power
                                    Supply (SW2800)
                                    Includes SES, Web
                                    tools, Zoning and
                                    Fabric Watch - whole
                                    unit switch Product
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Silkworm 2000 Power                  [*]
                                    Supply
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Mainboard, SW 2400                   [*]
                                    (8-port)
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Fan Tray, SW 2400                    [*]
                                    (8-port)
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Chassis, SW 2400                     [*]
                                    (8-port)
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Mainboard, SW 2800                   [*]
                                    (16-port)
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Fan Tray, SW 2800                    [*]
                                    (16-port)
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Chassis, SW 2800                     [*]
                                    (16-port) with operator
                                    panel / LCD
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Quick Loop License                   [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Fabric Watch License                 [*]
----------------    -----------     -------------------------------   ----------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

      [*]               [*]         Extended Fabrics                     [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Extended Fabrics                     [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Remote Switch                        [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Remote Switch                        [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         8 Port Fibre Channel                 [*]
                                    Switch Single Power
                                    Supply (SW3200)
                                    Includes Web Tools
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Full Fabric Upgrade                  [*]
                                    Includes Zoning and
                                    Fabric Watch
----------------    -----------     -------------------------------   ----------
      [*]               [*]         16 Port Fibre Channel                [*]
                                    Switch Single Power
                                    Supply (SW3800) Includes
                                    Web tools, Zoning and
                                    Fabric Watch - whole
                                    unit switch Product
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Fan (SW3800)                         [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Power Supply (SW3800)                [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Mainboard FRU (SW3800)               [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         32 Port Fibre Channel                [*]
                                    Switch Double Power
                                    Supply (SW3900)
                                    Includes, Webtools,
                                    Zoning, Fabric Watch,
                                    Trunking, and
                                    Performance Monitor -
                                    whole unit switch
                                    Product
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Fan (SW3900)                         [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Power Supply (SW3900)                [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Mainboard FRU (SW3900)               [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         LUN Zoning                           [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         LUN Zoning                           [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         LUN Zoning                           [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Advanced Security                    [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Advanced Security                    [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Advanced Security                    [*]
                                    (SW2800)
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Advanced Security                    [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Performance Bundle                   [*]
                                    (Trunking and
                                    Performance Monitoring)
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Performance Bundle                   [*]
                                    (Trunking and
                                    Performance Monitoring)
----------------    -----------     -------------------------------   ----------
      [*]               [*]         32 Port Fibre Channel                [*]
                                    Core Switch (SW12000)
                                    Includes 2
----------------    -----------     -------------------------------   ----------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    Stiletto
                                    Port Blades, 2 CP
                                    Blades, 4 Power
                                    Supplies, 3 Blowers, 6
                                    Port Blade Filler
                                    Panels, 1 Cable
                                    Management Pillar,
                                    Fabric OS, Advanced Web
                                    Tools, Advanced Zoning,
                                    Fabric Watch,
                                    Performance Monitoring,
                                    Trunking.
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Rack Mounting Kit 14U,               [*]
                                    FRU
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Switch Blade 16 port,                [*]
                                    2GB
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Chassis Door, Includes               [*]
                                    Plastic and Metal door
                                    Components and IBM
                                    Front Badge
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Control Processor Blade              [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Stiletto Port Blade                  [*]
                                    Slot Filler Panel,
                                    SW12000, FRU
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Power Supply ,                       [*]
                                    180-264VAC, 1000W, FRU
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Blower Assembly, FRU                 [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Cable Management                     [*]
                                    Pillar, FRU
----------------    -----------     -------------------------------   ----------
      [*]               [*]         WWN Card                             [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Power Plug, Switch and               [*]
                                    Distribution Panel
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Chassis FRU, includes                [*]
                                    backplane, blower and
                                    power supply backplane,
                                    AC and blower harness.
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Rear WWN Bezel Assy                  [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Cable Management Tray                [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         AC Power Cord, FRU                   [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         AC Power Cord,                       [*]
                                    UK/Ireland, 250V, FRU
----------------    -----------     -------------------------------   ----------
      [*]               [*]         AC Power Cord, Cont.                 [*]
                                    Europe CEE7/7, FRU
----------------    -----------     -------------------------------   ----------
      [*]               [*]         AC Power Cord,                       [*]
                                    AUST/INZ, 250V
----------------    -----------     -------------------------------   ----------
      [*]               [*]         AC Power Cord, Intl IEC              [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Remote Switch software               [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Extended Fabric software             [*]
----------------    -----------     -------------------------------   ----------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    software
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Fabric Manager 3.x                   [*]
----------------    -----------     -------------------------------   ----------

All prices are in U.S. dollars.

Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of Karen Takahashi at 5600 Cottle Road, San Jose, California 95193.

The effective date of this Amendment shall be the date on the top of this Amendment (the "Effective Date").

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

ACCEPTED AND AGREED TO:                     ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES             BROCADE COMMUNICATIONS SYSTEMS, INC.
CORPORATION

By:____________________________             By:_________________________________
Authorized Signature       Date             Authorized Signature            Date

_______________________________             ____________________________________
Type or Print Name                          Type or Print Name

_______________________________             ____________________________________
Title & Organization                        Title & Organization

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.